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                                                                       EXHIBIT 2
                      FLEMINGTON PHARMACEUTICAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           Proxy - Annual Meeting of Shareholders - November 23, 1998.


The undersigned, a shareholder of Flemington Pharmaceutical Corporation, a New Jersey corporation (the "Company"), hereby appoints Harry A. Dugger, III and John J. Moroney, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 1998 Annual Meeting of Shareholders of the Company, to be held at the Company's offices located at 43 Emery Avenue, Flemington, New Jersey 08822 on Monday, November 23, 1998 at 10:00 a.m. local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

1.       ELECTION OF DIRECTORS:

         [ ] VOTE FOR the election of Harry A. Dugger, III, John J. Moroney, Robert F. Schaul, Jean-Marc Maurette, Jack J. Kornreich, and John R. Toedtman as Directors (except as indicated to the contrary below):

         [ ] WITHHOLD AUTHORITY to vote for ALL nominees

         [ ] WITHHOLD AUTHORITY to vote for ONE OR MORE nominees

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write that nominee(s) name(s) on the line provided below.)

               _____________________________________________________________

2.      ADOPTION OF THE 1998 STOCK OPTION PLAN:

                          [ ]      FOR

                          [ ]      AGAINST

                          [ ]      ABSTAIN



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3.      APPROVAL OF THE CHANGE OF THE COMPANY'S STATE OF INCORPORATION: To (i)
        merge the Company into a newly-formed, wholly-owned Delaware subsidiary, with the subsidiary as the surviving entity of such merger; and (ii) increase the Company's authorized shares of Common Stock from 10,000,000 to 50,000,000 shares:

                          [ ]      FOR

                          [ ]      AGAINST

                          [ ]      ABSTAIN


4. RATIFICATION of the appointment of Wiss & Company, LLP as the Company's independent certified public accountants for the fiscal year ending July 31, 1999.

                          [ ]      FOR

                          [ ]      AGAINST

                          [ ]      ABSTAIN

5. DISCRETIONARY AUTHORITY: To vote in their discretion, on such other business as may properly come before the Meeting or any adjournments thereof.

        (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT DIRECTORS, TO CHANGE THE COMPANY'S STATE OF INCORPORATION, TO ADOPT THE 1998 STOCK OPTION PLAN AND TO RATIFY THE APPOINTMENT OF WISS & COMPANY, LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDED JULY 31, 1999.

The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy


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of the Notice of Annual Meeting and Proxy Statement, both dated October ___ 1998 and, the Company's Annual Report to Shareholders for the fiscal year ended July 31, 1998.


Dated: _______________, 1998

                                      ____________________________________
                                      Print Name of Registered Holder(s)


                                      ____________________________________
                                      Signature(s) of Registered Holder(s)



NOTE: Your signature should appear exactly the same as your name appears hereon. If signing as partner, attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is necessary if mailed within the United States of America.





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